                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  XICOR, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                  XICOR, INC.

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 30, 1997

                            ------------------------

To the Shareholders of XICOR, INC.:

     The Annual Meeting of Shareholders of Xicor, Inc. (the "Company" or "Xicor"), a California corporation, will be held at 1618 Buckeye Drive, Milpitas, California, on Friday, May 30, 1997 at 1:00 p.m. local time for the purpose of considering and acting upon the following proposals:

     (1) To elect a Board of five (5) directors;

     (2) To ratify the designation of Price Waterhouse LLP as independent accountants for the period ending December 31, 1997; and

     (3) To transact such other business as may properly come before the Annual Meeting.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on April 7, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any continuation and adjournment thereof.

     The Company's 1996 Annual Report to Shareholders and the First Quarter 1997 Earnings Release accompany this Notice of Meeting.

                                          By Order of the Board of Directors

                                          Julius Blank, Secretary

Milpitas, California
April 21, 1997

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE EARNESTLY REQUESTED TO SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POST-PAID ENVELOPE.

                                  XICOR, INC.
CORPORATE HEADQUARTERS:                                    PLACE OF MEETING:
1511 Buckeye Drive                                         1618 Buckeye Drive
Milpitas, CA 95035                                         Milpitas, CA 95035
                           TELEPHONE: (408) 432-8888

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 30, 1997

                  APPROXIMATE DATE OF MAILING: APRIL 21, 1997

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Xicor, Inc. (the "Company" or "Xicor") of proxies for use at the Annual Meeting of Shareholders of Xicor (the "Annual Meeting") to be held on Friday, May 30, 1997 at 1:00 p.m. local time or at any adjournment or postponement thereof.

                                 VOTING RIGHTS

     Shareholders of record of Xicor as of the close of business on April 7, 1997 have the right to receive notice of and to vote at the Annual Meeting. On April 7, 1997, Xicor had issued and outstanding 18,902,552 shares of Common Stock, the only class of voting securities outstanding. Each share of Common Stock is entitled to one vote.

     Each shareholder voting at the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute such votes, on the same principle, among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more candidates than the number of directors to be elected. However, no shareholder will be entitled to cumulate votes unless, in conformance with the California Corporations Code, a shareholder has given notice at the Annual Meeting, prior to the voting, of the shareholder's intention to cumulate such shareholder's votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination.

                                    PROXIES

     Properly executed and unrevoked proxies received by Xicor will be voted at the Annual Meeting in accordance with the instructions thereon. Where no instructions are specified, the proxies will be voted in favor of all proposals set forth in the Notice of Meeting.

     Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise by filing with the Secretary of Xicor (i) a signed written statement revoking the proxy or (ii) an executed proxy bearing a date later than that of the proxy being revoked. A proxy may also be revoked by attendance at the Annual Meeting and election to vote in person. Attendance at the Annual Meeting will not by itself constitute the revocation of a proxy.

                     QUORUM: ABSTENTIONS; BROKER NON-VOTES

     The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR", "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

     While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against a proposal.

     Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a proposal.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of April 7, 1997 the number of shares beneficially owned by each director, by each of the executive officers named in the Summary Compensation Table and by all executive officers and directors as a group, together with their respective percentage ownership of outstanding shares. As of April 7, 1997, there was no person or entity known to Xicor to own beneficially more than five percent (5%) of its Common Stock.

                                                                  SHARES
                                                               BENEFICIALLY
                                NAME                              OWNED             PERCENT
        -----------------------------------------------------  ------------         -------
        Raphael Klein........................................       476,250(1)(2)     2.5
        Julius Blank.........................................        68,250(1)          *
        Hans G. Dill.........................................         6,250(1)          *
        Andrew W. Elder......................................        21,250(1)          *
        S. Allan Kline.......................................         8,190(1)          *
        Joseph Drori.........................................        58,250(1)          *
        Klaus G. Hendig......................................        60,000(1)          *
        Bruce W. Mattern.....................................        60,950(1)(3)       *
        William H. Owen, III.................................       199,550(1)        1.1
        All Executive Officers and Directors as a Group (12
          persons)...........................................     1,030,190(4)        5.4

---------------

 *  Less than 1%

     (1) Includes shares purchasable upon exercise of stock options as of April 7, 1997 or within 60 days thereafter as follows:

            Raphael Klein...................................................   36,250
            Julius Blank....................................................    6,250
            Hans G. Dill....................................................    6,250
            Andrew W. Elder.................................................    6,250
            S. Allan Kline..................................................    6,250
            Joseph Drori....................................................   53,750
            Klaus G. Hendig.................................................   53,750
            Bruce W. Mattern................................................   56,500
            William H. Owen, III............................................   21,250

(2) Includes 440,000 shares held in trust for Mr. Klein's family.

(3) Includes 300 shares with respect to which Mr. Mattern shares voting and dispositive power.

(4) Includes outstanding options to purchase 315,750 shares, which were exercisable as of April 7, 1997 or within 60 days from such date.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     A Board of five directors will be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them "FOR" the five nominees named below, all of whom are presently directors of Xicor. In the event that any nominee should become unavailable for any presently unforeseen reason, the proxy holders will vote in their discretion for a substitute nominee. If additional persons are nominated for election as director, the proxy holders intend to vote all proxies received by them in such a manner and in accordance with cumulative voting as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified.

     The names of the nominees, and certain other information, are set forth below:

                     AGE (AS OF                                            DIRECTOR
      NAME          MAY 30, 1997)                   OFFICE                  SINCE
-----------------   -------------     -----------------------------------  --------
Raphael Klein             53          President and Chairman of the Board    1978
Julius Blank*             71          Director                               1978
Hans G. Dill*             70          Director                               1980
Andrew W. Elder*          46          Director                               1982
S. Allan Kline            77          Director                               1978

---------------

* Member of Audit Committee

     Raphael Klein, President and Chairman of the Board. Mr. Klein has been Xicor's President and a director since founding Xicor in August 1978 and its Chairman of the Board since August 1982, with overall responsibility as Chief Executive Officer for implementing its business plan. Mr. Klein received the degree of Master of Science in Physics from the Israeli Institute of Technology ("Technion") and is the inventor or co-inventor of two patented inventions.

     Julius Blank, Director. Mr. Blank, one of Xicor's founders, holds a degree in mechanical engineering from CCNY and has been a business consultant to high technology companies and a private investor for in excess of five years.

     Hans G. Dill, Director. Mr. Dill has been a business consultant for in excess of five years. Mr. Dill holds a degree of Ph.D. in Electrical Engineering from the Swiss Federal Institute of Technology and is the inventor or co-inventor of several patented inventions.

     Andrew W. Elder, Director. Mr. Elder is the founder and since March 1992 has been President of Stratis Corporation, a producer of plastic material handling products. Mr. Elder received a BA from Duke University and an MBA from the Wharton School at the University of Pennsylvania.

     S. Allan Kline, Director. Mr. Kline, one of Xicor's founders, was Chairman of the Board from November 1978 to August 1982 and then served as Vice Chairman of the Board until June 1983. Mr. Kline has been a business advisor instrumental in organizing and financing a number of high technology companies for in excess of five years. Mr. Kline studied physics at the University of Chicago.

COMMITTEES AND MEETINGS

     The total number of regular and special meetings of the Board of Directors held in the last fiscal year was four. No director failed to attend at least 75% of the meetings of the Board and the Committees on which such director serves.

     The Audit Committee of the Board consists of Julius Blank, Hans G. Dill and Andrew W. Elder. This Committee has the responsibility to review the scope of the annual audit, recommend to the Board of Directors the appointment of the independent public accountants, meet with the independent accountants for review and analysis of Xicor's systems, the adequacy of controls and the sufficiency of financial reporting. This Committee held two meetings.

     The Executive Stock Option Committee was formed in 1996 to make option grants to Xicor's executive officers. The committee, which presently consists of Hans G. Dill, Andrew W. Elder and S. Allan Kline, did not meet in 1996.

     The Employee Stock Option Committee, which presently consists of Raphael Klein, S. Allan Kline and Julius Blank, met seven times during the last fiscal year. This Committee administers Xicor's stock option plans for all employees other than executive officers.

     The Employee Incentive Cash Bonus Profit Sharing Committee, which presently consists of Raphael Klein, Julius Blank and Andrew W. Elder, met twice during 1996.

     The Compensation Committee, which presently consists of Hans G. Dill, Andrew W. Elder and S. Allan Kline, met twice during 1996. This Committee administers the compensation for Xicor's executive officers.

     There is no nominating committee or any committee performing that function.

COMPENSATION OF DIRECTORS

     All directors, except Raphael Klein, received $2,400 per month plus expenses for serving as directors. Julius Blank received additional compensation for consulting services at a monthly rate of $3,125.

     In 1995, Xicor adopted the 1995 Director Option Plan (the "Director Plan") that provides for an initial grant of 20,000 options to each of the Company's directors, including Raphael Klein, and automatic annual grants of 5,000 options thereafter. In 1996, options for 25,000 shares were granted under the Director Plan. The options are exercisable in 25% annual increments and expire no later than ten years from date of grant. All outstanding options were granted at 100% of the fair market value of the stock at the date of grant.

VOTE REQUIRED

     The five nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under California law.

     Unless marked to the contrary, proxies received will be voted "FOR" the five nominees listed above.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL
                          FIVE NOMINEES LISTED ABOVE.

                                 PROPOSAL NO. 2

                     DESIGNATION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has approved the retention of Price Waterhouse LLP as independent accountants for Xicor until revoked by further action. Price Waterhouse LLP has been Xicor's independent accountants since 1979.

     The shareholders are asked to ratify the designation of Price Waterhouse LLP as independent accountants for Xicor for the fiscal year ending December 31, 1997. A representative of Price Waterhouse LLP is expected to be present at the Annual Meeting to make a statement if he desires to do so, and such representative is expected to be available to respond to appropriate questions.

     Submission of this proposal to the shareholders is not required by Xicor's Bylaws or otherwise. The management of Xicor has elected to do so as a matter of good corporate practice. Should the shareholders fail to ratify the designation of Price Waterhouse LLP as independent accountants, retention of the firm for the fiscal year ending December 31, 1997 will be reconsidered by the Board of Directors.

     Unless marked to the contrary, proxies received will be voted "FOR" ratification of the designation of Price Waterhouse LLP as independent accountants for Xicor's fiscal year ending December 31, 1997.

       THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" SUCH RATIFICATION.

                                 OTHER MATTERS

     Management knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     The expense of solicitation of proxies will be borne by Xicor. In addition to solicitation of proxies by mail, certain officers, directors and Xicor employees who will receive no additional compensation for their services may solicit proxies by telephone, telegraph or personal interview. Xicor has retained the services of Shareholder Communications Corporation ("SCC") to aid in the solicitation of proxies from brokers, bank nominees and other institutional owners, if necessary. Xicor will pay SCC a fee which is not expected to exceed $5,500 for its services and will reimburse SCC for out-of-pocket expenses estimated to be $5,500. Xicor is required to request brokers and nominees who hold stock in their name to furnish this proxy material to beneficial owners of the stock and will reimburse such brokers and nominees for their reasonable out-of-pocket expenses in so doing.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (SEC). Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms for 1996, Xicor believes that all applicable filing requirements have been complied with.

                      REPORT OF THE COMPENSATION COMMITTEE

     Xicor applies a consistent philosophy to compensation for all employees, including senior management, based on the premise that the achievements of Xicor result from the coordinated efforts of all individuals working toward common objectives. Xicor strives to achieve those objectives through teamwork that is focused on meeting the expectations of customers and shareholders.

COMPENSATION PHILOSOPHY

     The goals of the compensation program are to align compensation with business objectives and performance, and to enable Xicor to attract, retain and reward executive officers who contribute to the long-term success of Xicor. Xicor's compensation program for its Chief Executive Officer and other executive officers is based on the same four principles applicable to compensation decisions for all Xicor employees:

     - Xicor pays competitively.

       Xicor is committed to providing a pay program that helps attract and retain high caliber executives. To ensure that pay is competitive, Xicor compares its pay practices for its Chief Executive Officer and other executives with those of other electronics companies, with particular emphasis on similar size semiconductor companies, and sets its pay parameters based on this review.

     - Xicor compensates for relative sustained performance.

       The Chief Executive Officer and other executive officers are rewarded based upon corporate performance and individual performance. Corporate performance is evaluated by reviewing the extent to which business plan goals are met, including such factors as operating profit, performance relative to competitors and timely new product introductions. Individual performance is evaluated by reviewing progress against set objectives and business goals.

     - Xicor strives for fairness in the administration of compensation.

       Xicor strives to achieve a balance of the compensation paid to a particular executive and the compensation paid to other executives both inside Xicor and at comparable companies.

     - Xicor believes that executives should understand the performance evaluation and compensation administration process.

       The process of assessing performance is as follows: At the beginning of the performance cycle, the evaluating executive (or in the case of the Chief Executive Officer, the Board of Directors) sets objectives and key goals. The executive is given ongoing feedback on performance. At the end of the performance cycle, the accomplishment of objectives and key goals is evaluated, the results compared to the results of peers within the Company and the comparative results are communicated to the executive. The comparative result affects decisions on salary, bonuses and stock options.

COMPENSATION VEHICLES

     Xicor uses a compensation program that consists of the following cash- and equity-based vehicles:

CASH-BASED COMPENSATION

  Salary and Bonus

     Xicor sets base salary and determines bonus amounts for the Chief Executive Officer and other executives by reviewing corporate and individual performance and the aggregate of base salary and annual bonus for comparable positions in the electronics industry, with emphasis on comparable size semiconductor companies.

     The base salaries of the Chief Executive Officer and the other executive officers were not changed during 1996. During 1996 the Compensation Committee awarded performance bonuses to the Chief Executive Officer and the other executive officers for their efforts in achieving improved profitability.

  Cash Profit-Sharing

     Xicor has an employee incentive cash bonus profit-sharing program (the "Program"). Under the Program, twice a year (two profit sharing periods) 5% to 15% of Xicor's consolidated operating income, excluding certain non-product revenues, is distributed to all employees including the Chief Executive Officer and other executive officers as Xicor believes that all employees share the responsibility of achieving profits. The exact percentage to be distributed is determined by a Committee of the Board of Directors; however, in no event may the distribution result in a net loss after taxes to Xicor for any profit sharing period. The same profit-sharing percentage applies to each employee, with the payment determined by applying this percentage to the individuals base salary. For 1996, such profit sharing awards amounted to the equivalent of approximately 90 hours of base salary. Profit sharing awards are included in the Bonus column in the Summary Compensation Table that follows.

EQUITY-BASED COMPENSATION

  Stock Option Program

     Stock options are granted to provide additional incentives to key employees to work to maximize shareholder value. The option program also utilizes vesting periods to encourage key employees, including executive officers, to continue in the employ of Xicor. Under Xicor's 1979 Stock Option Plan, which expired in 1989, Xicor's Directors, including the Chief Executive Officer, received stock options. Under the 1990 Incentive and Non-Incentive Stock Option Plan, neither independent Directors nor any executives who are also Board members may be granted options. Xicor's Chief Executive Officer, who is also the Chairman of the

Board, was granted an option in 1996 under the 1995 Director Option Plan based on a formula included in the Plan.

                                          COMPENSATION COMMITTEE

                                          Hans G. Dill
                                          Andrew W. Elder
                                          S. Allan Kline

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Compensation Committee was or is an officer or employee of Xicor or any of its subsidiaries. No executive officer of Xicor serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of Xicor's Board of Directors or Compensation Committee.

                             EXECUTIVE COMPENSATION

     The following table sets forth a summary of the compensation earned by Xicor's Chief Executive Officer and its four other most highly compensated executive officers during the year ended December 31, 1996 and for the three years then ended.

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM
                                                                                 COMPENSATION
                                                                                    AWARDS
                                                    ANNUAL COMPENSATION          ------------
                                             ---------------------------------    SECURITIES
                                                                      OTHER       UNDERLYING       ALL OTHER
     NAME AND PRINCIPAL POSITION      YEAR    SALARY    BONUS(1)   PAYMENTS(2)     OPTIONS      COMPENSATION(3)
------------------------------------- -----  --------   --------   -----------   ------------   ----------------
Raphael Klein........................ 1996   $264,014   $81,424           --         5,000            $950
  President, Chief Executive Officer  1995    264,014    97,268           --        20,000              --
  and Chairman of the Board           1994    264,014    19,491           --            --              --
Klaus G. Hendig...................... 1996    190,008    45,222      $29,232            --             950
  Vice President, Finance and         1995    190,008    58,109           --        70,000             164
  Administration                      1994    190,008     9,627           --            --              --
Bruce W. Mattern..................... 1996    175,011    42,573       26,925            --             404
  Vice President, Sales and           1995    175,011    62,469           --        60,000              --
  Marketing                           1994    175,011    11,420           --            --              --
Joseph Drori......................... 1996    175,011    40,573       26,925            --             950
  Vice President, Product Design,     1995    175,011    55,469           --        60,000             224
  Engineering, Quality and            1994    175,011     6,420           --            --              --
  Reliability
William H. Owen, III................. 1996    154,003    36,664       23,963            --             950
  Vice President, Technology          1995    154,003    47,573           --        40,000             385
  Development and Intellectual        1994    154,003     8,129           --            --              --
  Properties

---------------

(1) Includes performance bonus and amounts earned under the Employee Incentive Cash Bonus Profit Sharing Program.

(2) To reduce vacation carryover hours, in 1996 Xicor paid accrued vacation to all eligible employees, including executive officers, based on a fixed formula. These amounts represent payment of such accrued vacation hours.

(3) Represents matching contributions under the Company's 401(k) Plan.

     The following table sets forth information concerning stock options granted to the executive officers named in the Summary Compensation Table during the year ended December 31, 1996:

                             OPTION GRANTS IN 1996

                                                                                             POTENTIAL
                                               INDIVIDUAL GRANTS                            REALIZABLE
                             ------------------------------------------------------      VALUE AT ASSUMED
                             NUMBER OF                                                    ANNUAL RATES OF
                             SECURITIES                                                     STOCK PRICE
                             UNDERLYING     % OF TOTAL                                   APPRECIATION FOR
                              OPTIONS        OPTIONS       EXERCISE                       OPTION TERM(2)
                             GRANTED(1)     GRANTED TO       PRICE       EXPIRATION     -------------------
           NAME                 (#)         EMPLOYEES      ($/SHARE)        DATE         5%($)      10%($)
---------------------------  ----------     ----------     ---------     ----------     -------     -------
Raphael Klein..............     5,000           0.7%        $ 11.50        05/01/06     $36,161     $91,640

---------------

(1) Options become exercisable at the rate of 25% of the underlying shares per year, commencing one year from the date of grant.

(2) The potential realizable value is based on the term of the option (10 years) at the date of grant. It is calculated by assuming that the stock price on the date of grant (which is equal to the exercise price) appreciates at the indicated annual rate, compounded annually for the entire term and that the option is exercised and sold on the last day of the option term for the appreciated stock price. These values are calculated based on requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price appreciation. Actual gains, if any, are dependent on the actual future performance of the Company's Common Stock.

     The following table sets forth certain information concerning stock option exercises during the year ended December 31, 1996 by the executive officers named in the Summary Compensation Table and the number and value of unexercised options held by each named executive officer at December 31, 1996:

               AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND
                       OPTION VALUES AT DECEMBER 31, 1996

                                                             NUMBER OF SECURITIES
                                                            UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                               NUMBER OF                         OPTIONS HELD              IN-THE-MONEY OPTIONS
                                SHARES                       AT DECEMBER 31, 1996         AT DECEMBER 31, 1996(2)
                              ACQUIRED ON      VALUE      ---------------------------   ---------------------------
            NAME               EXERCISE     REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----------------------------  -----------   -----------   -----------   -------------   -----------   -------------
Raphael Klein...............     25,000      $ 125,125       30,000         20,000       $ 156,050      $ 102,150
Klaus G. Hendig.............     13,750        121,769       46,250         56,250         336,163        342,563
Bruce W. Mattern............      7,000         36,688       59,000         48,750         437,475        281,663
Joseph Drori................      7,500         46,425       53,750         48,750         404,663        281,663
William H. Owen, III........         --             --       21,250         33,750         139,588        159,863

---------------

(1) Value represents the difference between the closing price of the Common Stock on the date of exercise and the exercise price, multiplied by the number of shares acquired on exercise.

(2)Value of unexercised in-the-money options represents the difference between the closing price of the Company's Common Stock on the last trading day of 1996 and the exercise price of the option, multiplied by the number of shares subject to the option.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph shall not be incorporated by reference into any such filings.

                               PERFORMANCE GRAPH

     Note: The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                      XICOR, INC., S&P 500 COMPOSITE INDEX
                          AND S&P TECHNOLOGY 500 INDEX

        MEASUREMENT PERIOD                                                    S&P TECHNOLOGY
      (FISCAL YEAR COVERED)             XICOR, INC.           S&P 500               500
1991                                               100                 100                 100
1992                                                77                 108                 104
1993                                                92                 118                 128
1994                                               146                 120                 149
1995                                               450                 165                 215
1996                                               631                 203                 305

     The chart above shows a five-year comparison of the cumulative total return on Xicor, Inc. Common Stock, the Standard & Poor's 500 Composite Index, and the Standard & Poor's Technology 500 Index (formerly named High Technology Composite Index) assuming a $100 investment made on December 31, 1991.

           PROPOSALS INTENDED TO BE PRESENTED AT NEXT ANNUAL MEETING

     Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders of Xicor to be held in May 1998 must be received by Xicor for inclusion in Xicor's Proxy Statement and form of proxy no later than January 16, 1998.

                                          By Order of the Board of Directors

                                          Julius Blank,
                                          Secretary
Milpitas, California
April 21, 1997

                                  XICOR, INC.

                PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

     The undersigned hereby appoints RAPHAEL KLEIN, S. ALLAN KLINE, and JULIUS BLANK, or any of them, proxies, each with the power of substitution, to vote the shares of the undersigned at the Annual Meeting of Shareholders of XICOR, INC. on May 30, 1997, and at any adjournment thereof, upon all matters as may properly come before the Meeting. Without otherwise limiting the foregoing general authorization, the proxies are instructed to vote as indicated herein.


                                                                _______

                                                                 See
                                                                Reverse
                                                                 Side
                                                                _______

                         (To be Signed on Reverse Side)

 X    Please mark your
---   votes as in this
      example


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING MATTERS TO COME BEFORE THE MEETING:


                   FOR    WITHHELD              NOMINEES:
1.  Election of                                 Raphael Klein
    Directors      [ ]      [ ]                 Julius Blank
                                                Hans G. Dill
For, except vote withheld from the              Andrew W. Elder
following nominee(s):                           S. Allan Kline

-----------------------------

2.  To ratify the designation of Price               FOR     AGAINST    ABSTAIN
     Waterhouse LLP as independent
     accountants for the period ending               [ ]       [ ]        [ ]
     December 31, 1997.


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

THIS PROXY, WHICH IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WILL BE VOTED FOR THE MATTERS DESCRIBED IN PARAGRAPHS (1) AND (2), UNLESS THE SHAREHOLDER SPECIFIES OTHERWISE, IN WHICH CASE IT WILL BE VOTED AS SPECIFIED.




SIGNATURE(S)__________________________________________ DATE___________________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.